UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 12, 2008, AmeriCredit Corp. (“AmeriCredit”) entered into a standstill letter agreement (the “Fairholme Agreement”) with Fairholme Funds, Inc. (“Fairholme”) and Fairholme Capital Management, L.L.C. (on behalf of certain advisory accounts through which it may have beneficial ownership of shares of Common Stock of AmeriCredit) under which AmeriCredit created an additional director position and named Bruce R. Berkowitz to fill that position. Also under the Fairholme Agreement, Fairholme and Fairholme Capital Management, L.L.C. (on behalf of such advisory accounts) will refrain from taking certain actions prior to December 31, 2010 regarding business combinations or proxy solicitations concerning the composition of AmeriCredit’s Board of Directors, will not increase their percentage ownership of AmeriCredit’s Common Stock together with any shares of Common Stock they are considered to beneficially own to more than 28.5%, except under certain conditions, and granted a proxy to vote certain shares of Common Stock held by them to Clifton H. Morris, Jr., AmeriCredit’s chairman.

AmeriCredit also entered into a separate standstill letter agreement (the “Berkowitz Agreement”) on December 12, 2008 with Bruce R. Berkowitz and certain of his family members and controlled entities under which they will refrain from taking certain actions prior to December 31, 2010 regarding business combinations or proxy solicitations concerning the composition of AmeriCredit’s Board of Directors, and will not acquire additional shares of AmeriCredit’s Common Stock, except under certain circumstances.

As more fully described in the Form 8-K filed with the Securities and Exchange Commission on November 26, 2008, AmeriCredit entered into an exchange agreement with Fairholme under which AmeriCredit was obligated to issue to Fairholme 15,122,670 shares of AmeriCredit Common Stock in exchange (the “Exchange”) for a portion of AmeriCredit’s Senior Notes due 2015 (the “Notes”) held by Fairholme at a price of $840 per $1,000 principal amount of the Notes (the “Exchange Agreement”). Under the Exchange Agreement, the aggregate principal amount of the Notes exchanged for shares was determined based upon the lower of 120% of the ten-day average closing price of the Common Stock immediately prior to the closing of the Exchange, or $6.02. The Exchange Agreement also provides that Fairholme shall have certain pre-emptive rights regarding the proposed issuance by the Company of any Common Stock or securities exercisable or convertible into Common Stock or any other security with voting rights and Fairholme’s proportionate ownership of Common Stock, subject to certain exceptions.

On December 12, 2008, AmeriCredit and Fairholme completed the Exchange, and AmeriCredit issued 15,122,670 shares of Common Stock in exchange for $108,380,000 in principal amount of the Notes held by Fairholme. AmeriCredit issued the shares on December 12, 2008, and the Notes exchanged for the shares pursuant to the Exchange Agreement were cancelled. As a result of the Exchange, AmeriCredit had 131,406,864 shares of Common Stock outstanding as of December 12, 2008.

Also on December 12, 2008, AmeriCredit entered into a registration rights agreement with Fairholme where AmeriCredit agreed to file with the Securities and Exchange Commission as promptly as practicable after the entry into the registration rights agreement, a registration statement covering the resale of all of the Common Stock held by Fairholme and its affiliates.

The descriptions of the terms of the Fairholme Agreement, the Berkowitz Agreement, the Exchange Agreement and the registration rights agreement are summaries and do not purport to be complete, and are qualified in their entirety by reference to a copy of the Fairholme Agreement and Berkowitz Agreement, attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, a copy of the Exchange Agreement, attached as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on November 26, 2008, and a copy of the registration rights agreement, attached as Exhibit 10.3 to this Current Report on Form 8-K, and which are incorporated by reference herein.

On December 12, 2008, AmeriCredit and Leucadia National Corporation (“Leucadia”) entered into an amended and restated standstill letter agreement (the “Leucadia Agreement”) providing Leucadia identical pre-emptive rights granted to Fairholme as described above. The description of the terms of the Leucadia Agreement is a summary and does not purport to be complete, and is qualified in its entirety by reference to a copy of the Leucadia Agreement, attached as Exhibit 10.4 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

The information presented in Section 1.01 hereof with respect to the Fairholme Agreement, the Berkowitz Agreement, the Exchange Agreement and the registration rights agreement is hereby incorporated by reference in this Item 3.02. As a result of the completion of the Exchange, Fairholme owns approximately 24.2% of the outstanding Common Stock as of December 12, 2008. AmeriCredit offered and sold the shares of Common Stock to Fairholme in the Exchange in a private placement transaction in reliance upon exemption from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Act”). Fairholme represented to AmeriCredit that it was an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Act.

Item 5.02	Election of Directors

Also on December 12, 2008, AmeriCredit created an additional director position and named, Bruce R. Berkowitz, the Fairholme designee, to fill that position, pursuant to the provisions of the Fairholme Agreements described in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 5.02. Mr. Berkowitz was appointed to the Board of Directors for a term expiring in 2009. Mr. Berkowitz is President and a member of the Board of Directors of Fairholme. A copy of the press release announcing the appointment of the new director is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Letter Agreement dated December 12, 2008, between AmeriCredit Corp. and Fairholme Funds, Inc. and Fairholme Capital Management, L.L.C. (on behalf of those advisory accounts, other than Fairholme Funds, Inc., included as Restricted Persons)

10.2	Letter Agreement dated December 12, 2008, between AmeriCredit Corp. and Tracey Berkowitz, Bruce Berkowitz, The Fairholme Foundation and East Lane LLC

10.3	Registration Rights Agreement dated December 12, 2008, by and between AmeriCredit Corp. and Fairholme Funds, Inc.

10.4	Amended and Restated Letter Agreement dated December 12, 2008, between AmeriCredit Corp. and Leucadia National Corporation

99.1	Press Release dated December 12, 2008, issued by AmeriCredit Corp. entitled “AmeriCredit Appoints New Director and Retires $108 Million of Senior Notes Due 2015”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: December 15, 2008	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
10.1	Letter Agreement dated December 12, 2008, between AmeriCredit Corp. and Fairholme Funds, Inc. and Fairholme Capital Management, L.L.C. (on behalf of those advisory accounts, other than Fairholme Funds, Inc., included as Restricted Persons)

10.2	Letter Agreement dated December 12, 2008, between AmeriCredit Corp. and Tracey Berkowitz, Bruce Berkowitz, The Fairholme Foundation and East Lane LLC

10.3	Registration Rights Agreement dated December 12, 2008, by and between AmeriCredit Corp. and Fairholme Funds, Inc.

10.4	Amended and Restated Letter Agreement dated December 12, 2008, between AmeriCredit Corp. and Leucadia National Corporation

99.1	Press Release dated December 12, 2008, issued by AmeriCredit Corp. entitled “AmeriCredit Appoints New Director and Retires $108 Million of Senior Notes Due 2015”